                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1998 between the Company and First Trust National Association, as Trustee of Home Equity Trust 1998-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

     2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1998.

                                       GREEN TREE FINANCIAL CORP.

                                       BY: /S/ PHYLLIS A. KNIGHT
                                           -------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Equity Loan Trust 1998-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period from November 1, 1998 to November 30, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1998.


                                       GREEN TREE FINANCIAL CORP.

                                       BY: /S/PHYLLIS A. KNIGHT
                                           -------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - C
                                MONTHLY REPORT
                                NOVEMBER 1998

                                          DISTRIBUTION DATE:       12/15/98
                                          CUSIP#              393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                          TRUST ACCOUNT:          3336598-0




1.  (a) Amount Available (including Monthly Servicing
        Fee)                                                  $    12,611,669.91
                                                              ------------------

    (b) Class HE: M-1 Interest Deficiency Amount (if
        any), Class HE: M-2 Interest Deficiency Amount
        (if any) and Class HE: B-1 Interest Deficiency
        Amount (if any) withdrawn for prior Payment
        Date                                                  $             0.00
                                                              ------------------

    (c) Amount Available after giving effect to
        withdrawal of any Class HE: M-1 Interest
        Deficiency Amount, Class HE: M-2 Interest
        Deficiency Amount and Class HE: B-1 Interest
        Deficiency Amount for prior Payment Date              $    12,611,669.91
                                                              ------------------

    PRINCIPAL

2.  Formula Principal Distribution Amount:

    Fixed Rate Loans:

    (a) Scheduled Principal                  $      241,106.92
                                             -----------------
    (b) Principal Prepayments                     5,078,540.36
                                             -----------------
    (c) Liquidated Loans                             62,835.58
                                             -----------------
    (d) Repurchases                                       0.00
                                             -----------------
    (e) Previously Undistributed
        (a)-(d) Amounts                                   0.00
                                             -----------------
    (f) Pre-Funded Fixed Rate Amount, if any              0.00
                                             -----------------
    (g) Class HE: A-1ARM Formula Principal
        Distribution Amount, if applicable                0.00
                                             -----------------
                       Total Principal                        $     5,382,482.86
                                                              ------------------

3.  Class HE: A-1 ARM Formula Principal Distribution Amount
    (lesser of Class HE: A-1 ARM Principal Balance or sum
    OF (a) - (f))

    (a) Scheduled Principal                  $       38,202.58
                                             -----------------
    (b) Principal Prepayments                     2,538,779.44
                                             -----------------
    (c) Liquidated Loans                                  0.00
                                             -----------------
    (d) Repurchases                                       0.00
                                             -----------------
    (e) Pre-Funded ARM Amount, if any                     0.00
                                             -----------------
    (f) Clause (vi) of definition                         0.00
                                             -----------------

                       Total Principal                        $     2,576,982.02
                                                              ------------------

4.  Senior Percentage                                                       100%
                                                              ------------------

5.  Class B Percentage                                                      100%
                                                              ------------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - C
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 2

                                       DISTRIBUTION DATE:         12/15/98
                                       CUSIP#                393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                       TRUST ACCOUNT:             3336598-0


    CLASS HE:  A CERTIFICATES
    -------------------------

    INTEREST

6.  Aggregate Interest

    (a) Class HE: A-1A ARM Pass-Through Rate             6.00%
                                                      --------
    (b) Class HE: A-1A ARM Interest                           $        70,000.00
                                                              ------------------
    (c) Class HE: A-1B ARM Pass-Through Rate          5.45781%
                                                      --------
    (d) Class HE: A-1B ARM Interest                           $       440,115.72
                                                              ------------------
    (e) Class HE: A-1 Pass-Through Rate                  5.95%
                                                      --------
    (f) Class HE: A-1 Interest                                $       387,639.94
                                                              ------------------
    (g) Class HE: A-2 Pass-Through Rate                  6.03%
                                                      --------
    (h) Class HE: A-2 Interest                                $       400,492.50
                                                              ------------------
    (i) Class HE: A-3 Pass-Through Rate                  6.18%
                                                      --------
    (j) Class HE: A-3 Interest                                $       215,785.00
                                                              ------------------
    (k) Class HE: A-4 Pass-Through Rate                  6.30%
                                                      --------
    (l) Class HE: A-4 Interest                                $       162,750.00
                                                              ------------------
    (m) Class HE: A-5 Pass-Through Rate                  6.39%
                                                      --------
    (n) Class HE: A-5 Interest                                $       105,967.50
                                                              ------------------
    (o) Class HE: A-6 Pass-Through Rate                  6.29%
                                                      --------
    (p) Class HE: A-6 Interest                                $       104,833.33
                                                              ------------------
    (q) Class HE: A-7 IO Pass-Through Rate              10.00%
                                                      --------
    (r) Class HE: A-7 IO Interest                             $       208,333.33
                                                              ------------------

7.  Amount applied to Unpaid Class HE: A Interest Shortfall   $             0.00
                                                              ------------------

8.  Remaining Unpaid Class HE: A Interest Shortfall           $             0.00
                                                              ------------------

    PRINCIPAL

9.  Class HE: A-6 Lockout Percentage for such Payment Date                  100%
                                                              ------------------

10. Class HE: A Principal Distribution:

    (a)  Class HE: A-1B ARM                                   $     2,576,982.02
                                                              ------------------
    (b)  Class HE: A-1A ARM                                   $             0.00
                                                              ------------------
    (c)  Class HE: A-6 Lockout Pro Rata Distribution Amount   $             0.00
                                                              ------------------
    (d)  Balance of Formula Principal Distribution Amount

          (i) Class HE: A-1                                   $     5,382,482.86
                                                              ------------------
         (ii) Class HE: A-2                                   $             0.00
                                                              ------------------
        (iii) Class HE: A-3                                   $             0.00
                                                              ------------------
         (iv) Class HE: A-4                                   $             0.00
                                                              ------------------
          (v) Class HE: A-5                                   $             0.00
                                                              ------------------
         (vi) Class HE: A-6                                   $             0.00
                                                              ------------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - C
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 3

                                        DISTRIBUTION DATE:        12/15/98
                                        CUSIP#               393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                        TRUST ACCOUNT:            3336598-0

11. Class HE: A Principal Balance:

    (a) Class HE: A-1A ARM Principal Balance                  $    14,000,000.00
                                                              ------------------
    (b) Class HE: A-1B ARM Principal Balance                  $    97,527,373.97
                                                              ------------------
    (c) Class HE: A-1 Principal Balance                       $    72,797,000.71
                                                              ------------------
    (d) Class HE: A-2 Principal Balance                       $    79,700,000.00
                                                              ------------------
    (e) Class HE: A-3 Principal Balance                       $    41,900,000.00
                                                              ------------------
    (f) Class HE: A-4 Principal Balance                       $    31,000,000.00
                                                              ------------------
    (g) Class HE: A-5 Principal Balance                       $    19,900,000.00
                                                              ------------------
    (h) Class HE: A-6 Principal Balance                       $    20,000,000.00
                                                              ------------------
    (i) Class HE: A-7 IO Notional Principal Amount            $    25,000,000.00
                                                              ------------------

12. Amount, if any, by which Class A Formula Distribution
    Amount exceeds Class A Distribution Amount                $             0.00
                                                              ------------------

    CLASS HE:  M-1 CERTIFICATES
    ---------------------------

13. Amount Available less the Class HE: A Distribution Amount
    (including Monthly Servicing Fee)                         $     2,556,287.71
                                                              ------------------

    INTEREST on Class HE:  M-1 Principal Balance less
    Class HE:  M-1 Liquidation Loss Principal Amount

14. Current Interest

    (a) Class HE: M-1 Pass-Through Rate                  6.80%
                                                         -----
    (b) Class HE: M-1 Interest                                $       184,166.67
                                                              ------------------

15. Amount applied to Unpaid Class HE: M-1 Interest Shortfall $             0.00
                                                              ------------------
16. Remaining Unpaid Class HE: M-1 Interest Shortfall         $             0.00
                                                              ------------------
17. Class M-1 Interest Deficiency Amount                      $             0.00
                                                              ------------------
18. Class M-1 Interest Deficiency Amount unpaid               $             0.00
                                                              ------------------

    PRINCIPAL

19. Class HE: M-1 Principal Distribution                      $             0.00
                                                              ------------------
20. Class HE: M-1 Principal Balance                           $    32,500,000.00
                                                              ------------------
21. Amount, if any, by which Class M-1 Formula Distribution
    Amount exceeds Class M-1 Distribution Amount              $             0.00
                                                              ------------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - C
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 4

                                          DISTRIBUTION DATE:       12/15/98
                                          CUSIP#             393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                          TRUST ACCOUNT:           3336598-0

    CLASS HE:  M-2 CERTIFICATES
    ---------------------------

22. Amount Available less the Class HE: A Distribution Amount and Class HE: M-1 Distribution Amount (Including Monthly
    Servicing Fee)                                            $     2,372,121.04
                                                              ------------------

    INTEREST on Class HE: M-2 Principal Balance less Class HE: M-2 Liquidation Loss Principal Amount

23. Current Interest

    (a) Class HE: M-2 Pass-Through Rate                  7.14%
                                                         -----
    (b) Class HE: M-2 Interest                                $       111,562.50
                                                              ------------------

24. Amount applied to Unpaid Class HE: M-2 Interest Shortfall $             0.00
                                                              ------------------
25. Remaining Unpaid Class HE: M-2 Interest Shortfall         $             0.00
                                                              ------------------
26. Class HE: M-2 Interest Deficiency Amount                  $             0.00
                                                              ------------------
27. Class HE: M-2 Interest Deficiency Amount Unpaid           $             0.00
                                                              ------------------

    PRINCIPAL

28. Class HE: M-2 Principal Distribution                      $             0.00
                                                              ------------------
29. CLASS HE: M-2 PRINCIPAL BALANCE                           $    18,750,000.00
                                                              ------------------
30. Amount, if any, by which Class M-2 Formula Principal
    Distribution Amount exceeds Class M-2 Distribution amount $             0.00
                                                              ------------------

    Class HE:  B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in June 2001)

31. Average Sixty-Day Deliquency Ratio Test

    (a) Sixty-Day Delinquency Ratio for Current Payment Date               1.96%
                                                              ------------------
    (b) Average Sixty-Day Delinquency Ratio Test
        (arithmetic average of ratios for this month
        and two preceding months; may not exceed 6.0%)                     1.47%
                                                              ------------------

32. Average Thirty-Day Delinquency Ratio Test

    (a) Thirty-Day Delinquency Ratio for current Payment Date              3.81%
                                                              ------------------
    (b) Average Thirty-Day Delinquency Ratio Test
        (arithmetic average of ratios for this month and
        two preceding months; may not exceed 12%)                          2.59%
                                                              ------------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - C
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 5

                                          DISTRIBUTION DATE:      12/15/98
                                          CUSIP#             393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                          TRUST ACCOUNT:           3336598-0


33. Cumulative Realized Losses Test

    (a) Cumulative Realized Losses for current Payment Date
        (as a percentage of Cut-off Date Pool Principal
        Balance: may not exceed 7.5%.)                                     0.02%
                                                              ------------------
34. Current Realized Losses Test

    (a) Current Realized Losses for current Payment Date      $        75,552.65
                                                              ------------------
    (b) Current Realized Loss Ratio (total Realized Losses
        for most recent three months, multiplied by 4,
        divided by arithmetic average of Pool Scheduled
        Principal Balances for third preceding
        Remittance and for current Remittance Date;
        may not exceed 2%)                                                 0.08%
                                                              ------------------
35. CLASS HE: B PRINCIPAL BALANCE TEST

    (a) Percentage equal to (a) Class HE: B Principal
        Balance (before any distributions on current
        Payment Date) divided by (b) Pool Scheduled
        Principal Balance for prior Payment Date or
        (must equal or exceed 12.5%)                                       6.69%
                                                              ------------------

    CLASS HE:  B-1 CERTIFICATES
    ---------------------------

36. Amount Available less the Class HE: A Distribution
    Amount and Class HE: M Distribution Amount (including
    Monthly Servicing Fee)                                    $     2,260,558.54
                                                              ------------------


    INTEREST on Class HE: B-1 Principal Balance less Class HE: B-1 Liquidation Loss Principal Amount

37. Current Interest

    (a) Class HE: B-1 PASS-THROUGH RATE                  7.77%
                                                         -----
    (b) Class HE: B-1 Interest                                $       129,500.00
                                                              ------------------

38. Amount applied to Unpaid Class HE: B-1 Interest Shortfall $             0.00
                                                              ------------------
39. Remaining Unpaid Class HE: B-1 Interest Shortfall         $             0.00
                                                              ------------------
40. Class HE: B-1 Interest Deficiency Amount                  $             0.00
                                                              ------------------
41. Class HE: B-1 Interest Deficiency Amount Unpaid           $             0.00
                                                              ------------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - C
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 6

                                         DISTRIBUTION DATE:       12/15/98
                                         CUSIP#              393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                         TRUST ACCOUNT:            3336598-0

    PRINCIPAL

42. Class HE: B-1 Principal Distribution                      $             0.00
                                                              ------------------

43. CLASS HE: B-1 PRINCIPAL BALANCE                           $    20,000,000.00
                                                              ------------------

44. Amount, if any, by which Class B-1 Formula
    Distribution Amount exceeds Class B Distribution
    Amount                                                    $             0.00
                                                              ------------------

    CLASS HE:  B-2 CERTIFICATES
    ---------------------------

45. Remaining Amount Available                                $     2,131,058.54
                                                              ------------------

    INTEREST on Class HE:  B-2 Principal Balance less Liquidation
    Loss Principal Amount

46. Current Interest

    (a) Class HE: B-2 Pass-Through Rate                  8.06%
                                                         -----
    (b) Class HE: B-2 Interest                                $        75,562.50
                                                              ------------------

47. Amount applied to Unpaid Class HE: B-2 Interest Shortfall $             0.00
                                                              ------------------
48. Remaining Unpaid Class HE: B-2 Interest Shortfall         $             0.00
                                                              ------------------
    PRINCIPAL

49. Class HE: B-2 Principal Distribution                      $             0.00
                                                              ------------------
50. Class HE: B-2 Guaranty Payment                            $             0.00
                                                              ------------------
51. Class HE: B-2 Principal Balance                           $    11,250,000.00
                                                              ------------------
52. Amount, if any, by which Class HE: B-2
    Formula Distribution Amount and Class HE: B-2
    Liquidaton Loss Principal Amount Exceeds Class
    HE: B-2 Distribution Amount                               $             0.00
                                                              ------------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - C
                                 MONTHLY REPORT
                                 NOVEMBER 1998
                                    PAGE 7

                                          DISTRIBUTION DATE:     12/15/98
                                          CUSIP#             393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                          TRUST ACCOUNT:         3336598-0


    INTEREST ON CLASS HE: M-1, M-2, B-1, B-2 LIQUIDATION LOSS PRINCIPAL AMOUNT

53. CLASS HE: M-1

    (a) Class HE: M-1 Liquidation Loss Principal Amount       $             0.00
                                                              ------------------
    (b) Interest at Class HE: M-1 Pass-Through Rate on
        Class HE: M-1 Liquidation Loss Principal Amount       $             0.00
                                                              ------------------
    (c) Amount applied to Unpaid Class HE: M-1
        Liquidation Loss Interest Shortfall                   $             0.00
                                                              ------------------
    (d) Remaining Unpaid Class HE: M-1 Liquidation
        Loss Interest Shortfall                               $             0.00
                                                              ------------------

54. CLASS HE: M-2

    (a) Class HE: M-2 Liquidation Loss Principal Amount       $             0.00
                                                              ------------------
    (b) Interest at Class HE: M-2 Pass-Through Rate on
        Class HE: M-2 Liquidation Loss Principal Amount       $             0.00
                                                              ------------------
    (c) Amount applied to Unpaid Class HE: M-2
        Liquidation Loss Interest Shortfall                   $             0.00
                                                              ------------------
    (d) Remaining Unpaid Class HE: M-2 Liquidation
        Loss Interest Shortfall                               $             0.00
                                                              ------------------

55. CLASS HE: B-1

    (a) Class HE: B-1 Liquidation Loss Principal Amount       $             0.00
                                                              ------------------
    (b) Interest at Class HE: B-1 Pass-Through Rate on
        Class HE: B-1 Liquidation Loss Principal Amount       $             0.00
                                                              ------------------
    (c) Amount applied to Unpaid Class HE: B-1
        Liquidation Loss Interest Shortfall                   $             0.00
                                                              ------------------
    (d) Remaining Unpaid Class HE: B-1 Liquidation
        Loss Interest Shortfall                               $             0.00
                                                              ------------------

56. CLASS HE: B-2

    (a) Class HE: B-2 Liquidation Loss Principal Amount       $             0.00
                                                              ------------------
    (b) Interest at Class HE: B-2 Pass-Through Rate on
        Class HE: B-2 Liquidation Loss Principal Amount       $             0.00
                                                              ------------------
    (c) Amount applied to Unpaid Class HE: B-2
        Liquidation Loss Interest Shortfall                   $             0.00
                                                              ------------------
    (d) Remaining Unpaid Class HE: B-2 Liquidation
        Loss Interest Shortfall                               $             0.00
                                                              ------------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - C
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 8

                                          DISTRIBUTION DATE:      12/15/98
                                          CUSIP#             393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                          TRUST ACCOUNT:          3336598-0


    CLASS HE: A, CLASS HE: M, AND CLASS HE: B CERTIFICATES
    ------------------------------------------------------

57. Pool Scheduled Principal Balance                          $   459,324,374.68
                                                              ------------------
    (a) Fixed Rate Loans                                      $   347,797,000.71
                                                              ------------------
    (b) Adjustable Rate Loans                                 $   111,527,373.97
                                                              ------------------

58. Pool Factors

    (a) Class HE: A-1A ARM Pool Factor                                1.00000000
                                                              ------------------
    (b) Class HE: A-1B ARM Pool Factor                                 .92006957
                                                              ------------------
    (c) Class HE: A-1 Pool Factor                                      .69330477
                                                              ------------------
    (d) Class HE: A-2 Pool Factor                                     1.00000000
                                                              ------------------
    (e) Class HE: A-3 Pool Factor                                     1.00000000
                                                              ------------------
    (f) Class HE: A-4 Pool Factor                                     1.00000000
                                                              ------------------
    (g) Class HE: A-5 Pool Factor                                     1.00000000
                                                              ------------------
    (h) Class HE: A-6 Pool Factor                                     1.00000000
                                                              ------------------
    (i) Class HE: M-1 Pool Factor                                     1.00000000
                                                              ------------------
    (j) Class HE: M-2 Pool Factor                                     1.00000000
                                                              ------------------
    (k) Class HE: B-1 Pool Factor                                     1.00000000
                                                              ------------------
    (l) Class HE: B-2 Pool Factor                                     1.00000000
                                                              ------------------

59. Loans Delinquent

    Total HE Fixed

    (a) 31-59 days                    7,341,809.42        128
                                      ------------      -----
    (b) 60-89 days                    2,395,724.05         44
                                      ------------      -----
    (c) 90 or more days                 488,977.49         10
                                      ------------      -----

    Adjustable Rate

    (a)  31-59 DAYS                   1,153,538.75         11
                                      ------------      -----
    (b)  60-89 DAYS                     315,535.95          4
                                      ------------      -----
    (c)  90 OR MORE DAYS                237,418.67          2
                                      ------------      -----

60. PRINCIPAL BALANCE OF DEFAULTED CONTRACTS

    Total HE Fixed Contracts                                  $     4,438,105.89
                                                              ------------------
    Adjustable Rate Contracts                                 $     1,127,275.87
                                                              ------------------

61. NUMBER OF LIQUIDATED CONTRACTS AND NET LIQUIDATED LOSS

    Total HE Fixed Contracts          #          2            $        75,552.65
                                      ------------            ------------------
    Adjustable Rate Contracts         #          0            $             0.00
                                      ------------            ------------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1998 - C
                                 MONTHLY REPORT
                                  NOVEMBER 1998
                                     PAGE 9

                                          DISTRIBUTION DATE:       12/15/98
                                          CUSIP#              393505 G22 G30 G48
                                                             G55 G63 G71 G89 G97
                                                             H21 H39 H47 H54 H62
                                          TRUST ACCOUNT:          3336598-0

62. Number of Loans Remaining

    Total HE Fixed Contracts                                        6,347
                                                              ------------------
    Adjustable Rate Contracts                                         948
                                                              ------------------

63. Pre-Funded ARM Amount                                     $             0.00
                                                              ------------------

64. Pre-Funded Fixed Rate Amount                              $             0.00
                                                              ------------------

    CLASS C SUBSIDIARY CERTIFICATES
    -------------------------------

65. Monthly Servicing Fee                                     $       292,052.40
                                                              ------------------

66. Class C Master Residual Payment                           $     1,763,443.64
                                                              ------------------

    Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.